                                                                  EXHIBIT 99.1



       COMMON STOCK                                          COMMON STOCK

         NUMBER                                                 SHARES


THIS CERTIFICATE IS TRANSFERABLE                          SEE REVERSE SIDE FOR
    IN THE CITY OF CHICAGO OR                              CERTAIN DEFINITIONS
      IN THE CITY OF NEW YORK
                                                           CUSIP  864578 10 9




                           SUCCESS BANCSHARES, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


        THIS CERTIFIES THAT






        IS THE OWNER

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER
                                  SHARE, OF

===========================                        ===========================
===========================SUCCESS BANCSHARES, INC.===========================
===========================                        ===========================

The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto (copies of which are on file with the Transfer Agent), to all of which provisions the holder by acceptance hereof, assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. The shares represented by this Certificate are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IN WITNESS WHEREOF, Success Bancshares, Inc. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

                               [BANCSHARE LOGO /
                                CORPORATE SEAL]





Dated:


      /s/ Saul D. Binder                            /s/ Marlene Sachs

  President and Chief Executive Officer                            Secretary





COUNTERSIGNED AND REGISTERED:
                 HARRIS TRUST AND SAVINGS BANK
                        (Chicago, Illinois)              TRANSFER AGENT
                                                           AND REGISTRAR



By                                                          AUTHORIZED SIGNATURE

                        (c) NORTHERN BANK NOTE COMPANY

                           SUCCESS BANCSHARES, INC.

        The Board of Directors of the Corporation is authorized by resolution(s), from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the voting powers, designations, preferences and relative, participating, optional, or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The Corporation will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

        The shares represented by this certificate may not be cumulatively voted on any matter. The affirmative vote of the holders of at least 80% of the voting stock of the Corporation, voting together as a single class, shall be required to approve certain business combinations and other transactions, pursuant to the Certificate of Incorporation or to amend certain provisions of the Certificate of Incorporation.

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        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM   as tenants in common                                   UNIF GIFT MIN ACT-              Custodian
        TEN ENT   as tenants by the entireties                                              ------------          -----------
         JT TEN   as joint tenants with right of survivorship and not                         (Cust)             (Minor)
                  as tenants in common                                                      under Uniform Gifts to Minors Act

                                                                                            ----------------------------------
                                                                                                          (State)
                                                                         UNIF TRF MIN ACT-               Custodian
                                                                                            -------------         ------------
                                                                                               (Cust)             (Minor)

                                                                                            (until age       ) under Uniform
                                                                                                      -------
                                                                                            Transfers to Minors Act


                                                                                            ----------------------------------
                                                                                                          (State)


    Additional abbreviations may also be used though not in the above list.

    For Value received,                  hereby sell, assign and transfer unto
                       -----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMER OF ASSIGNEE

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                                                                         Shares
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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ---------------------------------------------
                                                                   Attorney, to
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transfer the said shares on the books of the within named corporation with full power of substitution.

Dated,
      -------------------
                                X
                                 ------------------------------------------

                                X
                                 ------------------------------------------
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                 MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                 UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                 PARTICULAR, WITHOUT ALTERATION OR ENLARGE-
                                 MENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED:


---------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIA-
TIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.